Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

SunAmerica Focused Alpha Large-Cap Fund (the "Fund")
Supplement dated June 17, 2013
to the Prospectus dated February 28, 2013,
as supplemented and amended to date

Effective immediately, Peter Stournaras of BlackRock Investment Management, LLC ("BlackRock") serves as a portfolio manager of the Portfolio, replacing Chris Leavy. Accordingly, under the heading "Portfolio Managers," on page 9 of the Prospectus, the portfolio management disclosure pertaining to Mr. Leavy is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras	2013	Managing Director of BlackRock, Inc. (BlackRock)

In addition, under the heading "Fund Management," on page 28 of the Prospectus, the portfolio management disclosure pertaining to Mr. Leavy is hereby deleted in its entirety and replaced with the following:

Fund	Name, Title and Affiliation of Portfolio Manager	Experience
SunAmerica Focused Alpha Large-Cap Fund	Peter Stournaras (BlackRock)

Prior to joining BlackRock in 2010, Mr. Stournaras was the Director of Quantitative Active Management at Northern Trust Company, where he was responsible for a team of portfolio managers and analysts, conducted research as well as developed and implemented quantitative investment strategies. Previously, he was a portfolio manager at Smith Barney. Mr. Stournaras began his investment career at Citigroup Asset Management, where he held a number of positions based in New York, Stamford and London. His investment career spans 17 years.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_S5118FAF_2-13

Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

SunAmerica Focused Alpha Large-Cap Fund
(the "Fund")

Supplement dated June 17, 2013 to the
Statement of Additional Information ("SAI") dated February 28, 2013

Effective immediately, Peter Stournaras of BlackRock Investment Management, LLC ("BlackRock") serves as a portfolio manager of the Portfolio, replacing Chris Leavy. Accordingly, all references to Mr. Leavy in this SAI are hereby deleted. In addition, under the heading "Other Accounts Managed by the Portfolio Managers" on page 34 of the SAI, the following is hereby added:

			Number of Other Accounts Managed and Total Assets by Account(i)			Number of Accounts and Total Assets for Which Advisory Fee Is Performance Based(i)
Portfolio	Advisers/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
SunAmerica Focused Alpha Large-Cap Fund	BlackRock	Peter Stournaras	18 $12.60 billion	11 3.38 billion	4 1.33 billion	0 0	0 0	1 85.04 million

1 As of May 31, 2013

Additionally, under the heading "Portfolio Manager Ownership of Fund Shares" on page 35 of the SAI, the following information is hereby added:

Fund	Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Focused Alpha Large-Cap Fund	Peter Stournaras	None

Additionally, the information under the headings "BlackRock — Portfolio Manager Potential Material Conflicts of Interest" and "BlackRock — Portfolio Manager Compensation Overview" beginning on page 35 of the SAI, is hereby deleted and replaced with the following:

BlackRock

Portfolio Manager Compensation Overview

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock's Head of Alpha Strategies determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to this portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and BlackRock's Head of Alpha Strategies.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Stournaras does not have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a Stournarasar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Capitalized terms used herein but not defined have the meanings assigned to them in the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP1_S5118FAF_2-13